Gabelli Cash Management Class
                           The Treasurer's Fund, Inc.
                      U.S. Treasury Money Market Portfolio
                      Domestic Prime Money Market Portfolio
                        Tax Exempt Money Market Portfolio

                                   PROSPECTUS
                                  March 1, 2000


=============================================================================
The Securities and Exchange Commission has not approved or disapproved the shares described in this prospectus or determined whether this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.
=============================================================================

                          Gabelli Cash Management Class
                           The Treasurer's Fund, Inc.
                      U.S. Treasury Money Market Portfolio
                      Domestic Prime Money Market Portfolio
                        Tax Exempt Money Market Portfolio
                              One Corporate Center
                            Rye, New York 10580-1434
                         1-800-GABELLI [1-800-422-3554]
                               fax: 1-914-921-5118
                             http://www.gabelli.com
                            e-mail: info@gabelli.com
                  (Current yield information may be obtained by
                     calling 1-800-GABELLI after 6:00 P.M.)


                                Table of Contents

                                Introduction      2
                                Investment and Performance Summary  2-6
                                Additional Investment and
                                  Risk Information                 7-8
                                Management of the Portfolios        8-9
                                Purchase of Shares           9
                                Redemption of Shares         11
                                Exchange of Shares           12
                                Pricing of Portfolio Shares  13
                                Dividends and Distributions  14
                                Tax Information              14
                                Financial Highlights                14


                                   Questions?
                               Call 1-800-GABELLI
                          or your financial consultant.


                                                   INTRODUCTION

The Treasurer's Fund, Inc. (the "Fund") is a mutual fund designed to meet the distinctive cash management objectives of treasurers and financial officers of corporations and other institutions and individuals. The Fund currently offers five separate investment portfolios, three of which are described by this Prospectus. This Prospectus relates only to the Gabelli Cash Management Class of the following portfolios of the Fund (each a "Portfolio", collectively the "Portfolios").

      U. S. Treasury Money Market Portfolio ("U.S. Treasury Portfolio")

      Domestic Prime Money Market Portfolio ("Domestic Prime Portfolio")

      Tax Exempt Money Market Portfolio ("Tax Exempt Portfolio")

The Portfolios are "money market funds" which invest primarily in short-term investments. The Portfolios are advised by Gabelli Fixed Income LLC (the "Advisor"). Each Portfolio's investment objective is fundamental and may be changed only with the approval of a majority of the outstanding shares of the Portfolios. Each Portfolio has another class of shares which is offered in another prospectus through participating organizations ("Money Market Class") and will have differing expense arrangements.


                                        INVESTMENT AND PERFORMANCE SUMMARY

                                       U.S. TREASURY MONEY MARKET PORTFOLIO

Investment Objective:

The Portfolio's investment objectives are to maximize current income and to maintain liquidity and a stable net asset value of $1.00 per share.

Principal Investment Strategies:

The Portfolio invests primarily in short-term U.S. Treasury obligations, which have effective maturities of 397 days or less and in repurchase agreements that are collateralized by U.S. Treasury obligations.

Principal Risks:

The Portfolio is subject to the risk of loss of state tax exemption if minimum levels of U.S. Treasury obligations are not maintained. Other factors may affect the market price and yield of the Portfolio's securities including investor demand and domestic and worldwide economic conditions which may result in lower interest rates and lower yields. An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation ("FDIC") or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.
There is no guarantee that the Portfolio can achieve its investment objectives.

You May Want to Invest in the Portfolio if:

          you are seeking preservation of capital
          you have a low risk tolerance
          you are willing to accept lower potential returns in exchange for a higher degree of safety you are investing short-term reserves

You May Not Want to Invest in the Portfolio if:

          you are aggressive in your investment approach or you desire a relatively high rate of return




                                       DOMESTIC PRIME MONEY MARKET PORTFOLIO

Investment Objective:

The Portfolio's investment objectives are to maximize current income and to maintain liquidity and a stable net asset value of $1.00 per share.

Principal Investment Strategies:

The Portfolio invests exclusively in short-term, prime quality, domestic debt obligations, which have effective maturities of 397 days or less.

Principal Risks:

The Portfolio is subject to the risk that the value of any fixed rate investments will generally decline when interest rates increase. Other factors may affect the market price and yield of the Portfolio's securities, including investor demand and domestic and worldwide economic conditions which may result in lower interest rates and lower yields. An investment in the Portfolio is not insured or guaranteed by the FDIC or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio. There is no guarantee that the Portfolio can achieve its investment objectives.

You May Want to Invest in the Portfolio if:

          you are seeking preservation of capital
          you have a low risk tolerance
          you are willing to accept lower potential returns in exchange for a higher degree of safety you are investing short-term reserves

You May Not Want to Invest in the Portfolio if:

          you are aggressive in your investment approach or you desire a relatively high rate of return


                                         TAX EXEMPT MONEY MARKET PORTFOLIO

Investment Objective:

The Portfolio's investment objectives are to maximize current income that is exempt from federal income tax and to maintain liquidity and a stable net asset value of $1.00 per share.

Principal Investment Strategies:

The Portfolio invests primarily in short-term municipal debt obligations which are exempt from federal income tax and have effective maturities of 397 days or less.

Principal Risks:

The Portfolio is subject to the risk that interest on certain securities may be subject to state and local taxes. The Portfolio will not be exempt from federal income tax with respect to taxable obligations and municipal obligations that the Internal Revenue Service ("IRS") has successfully asserted are not tax-exempt obligations. Other factors may affect the market price and yield of the Portfolio's securities including investor demand and domestic and worldwide economic conditions which may result in lower interest rates and lower yields. An investment in the Portfolio is not insured or guaranteed by the FDIC or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio. There is no guarantee that the Portfolio can achieve its investment objectives.



You May Want to Invest in the Portfolio if:

          you are seeking preservation of capital
          you have a low risk tolerance
          you are willing to accept lower potential returns in exchange for a higher degree of safety and/or income that is exempt from federal income tax you are investing short-term reserves

You May Not Want to Invest in the Portfolio if:

          you are aggressive in your investment approach or you desire a relatively high rate of return

Performance:

The bar charts and tables shown below provide an indication of the risks of investing in the Portfolios by showing changes in each Portfolio's performance from year to year and average annual returns for one, five and ten years (life of the fund for the U.S. Treasury Portfolio). Performance figures reflect the historical performance of each Portfolio's Money Market Class shares* from December 31, 1990 for the Domestic Prime and Tax Exempt Portfolios and from December 31, 1991 for the U.S. Treasury Portfolio. For current yield information on the Portfolios, call 1-800-422-3554. The Portfolios' yields appear in the Wall Street Journal each Thursday. As with all mutual funds, past performance does not indicate how the Portfolios will perform in the future.

BAR CHART (GRAPHIC OMITTED)
EDGAR PRESENTATION OF DATA POINTS
USED IN PRINTED GRAPHIC

     U.S. TREASURY PORTFOLIO - U.S. Treasury Money Market Class Shares*
         Year-by-Year Total Returns As of 12/31

                As of 12/31               Total Return
                -----------               ------------
                    1991                      5.64%
                    1992                      3.31%
                    1993                      2.60%
                    1994                      3.66%
                    1995                      5.35%
                    1996                      4.78%
                    1997                      4.96%
                    1998                      4.93%
                    1999                      4.41%

Best Quarter:     1st      1991     1.57%
Worst Quarter     2nd      1993     0.62%


BAR CHART (GRAPHIC OMITTED)
EDGAR PRESENTATION OF DATA POINTS
USED IN PRINTED GRAPHIC

     DOMESTIC PRIME PORTFOLIO - Domestic Prime Money Market Shares*

                As of 12/31               Total Return
                -----------               ------------
                    1990                      8.16%
                    1991                      5.90%
                    1992                      3.50%
                    1993                      2.89%
                    1994                      3.88%
                    1995                      5.59%
                    1996                      5.00%
                    1997                      5.17%
                    1998                      5.07%
                    1999                      4.72%

Best Quarter:     2nd      1990     2.00%
Worst Quarter     2nd      1993     0.70%


BAR CHART (GRAPHIC OMITTED)
EDGAR PRESENTATION OF DATA POINTS
USED IN PRINTED GRAPHIC

     TAX EXEMPT PORTFOLIO - Tax Exempt Money Market Shares*

                As of 12/31               Total Return
                -----------               ------------
                    1990                      5.94%
                    1991                      4.53%
                    1992                      2.89%
                    1993                      2.09%
                    1994                      2.41%
                    1995                      3.44%
                    1996                      2.98%
                    1997                      3.18%
                    1998                      3.00%
                    1999                      2.81%

Best Quarter:     4th      1990     1.48%
Worst Quarter:    1st      1994     0.46%

---------------------------------------------- ------------------ ------------------- -----------------------------
        Average Annual Total Returns
  (for the periods ended December 31, 1999)      Past One Year     Past Five Years      Since December 31, 1991
                                                 -------------     ---------------      -----------------------
---------------------------------------------- ------------------ ------------------- -----------------------------
---------------------------------------------- ------------------ ------------------- -----------------------------
U.S. Treasury Money Market Portfolio                 4.41%              4.88%                    4.52%
---------------------------------------------- ------------------ ------------------- -----------------------------
---------------------------------------------- ------------------ ------------------- -----------------------------

---------------------------------------------- ------------------ ------------------- -----------------------------
---------------------------------------------- ------------------ ------------------- -----------------------------
                                                                                             Past Ten Years
---------------------------------------------- ------------------ ------------------- -----------------------------
---------------------------------------------- ------------------ ------------------- -----------------------------
Domestic Prime Money Market Portfolio                4.72%              5.11%                    4.98%
---------------------------------------------- ------------------ ------------------- -----------------------------
---------------------------------------------- ------------------ ------------------- -----------------------------
Tax Exempt Money Market Portfolio                    2.81%              3.08%                    3.32%
---------------------------------------------- ------------------ ------------------- -----------------------------


*     The performance  information  shown is for each  Portfolio's  Money Market
      Class shares, which are not offered in this prospectus. Performance information for the Money Market Class shares would be substantially similar because the shares are invested in the same portfolio of securities. Returns would differ only to the extent that the two classes do not have the same expenses.


Fees and Expenses of the Portfolios:

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolios. Information in the table reflects fees and expenses of the Money Market Class shares for the fiscal year ended October 31, 1999.


                                                     U.S.              Domestic Tax
                                                     Treasury          Prime            Exempt
                                                     Portfolio         Portfolio        Portfolio
                                                             Gabelli Cash Management Class

Shareholder Fees:                                    None              None             None
(fees paid directly from your investment *)

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets):

Management Fees                                      .30%              .30%             .30%
Distribution (12b-1) Expenses                        None              None             None
Other Expenses                                       0.26%             0.20%            0.19%
Total Annual Portfolio Operating Expenses            0.56%             0.50%            0.49%

* There are no sales charges for purchasing or redeeming Portfolio shares nor fees to exchange to another Portfolio or fund.

Expense Example

This example is intended to help you compare the cost of investing in shares of the Portfolios with the cost of investing in other mutual funds. The example assumes that (1) you invest $10,000 in the Portfolios for the time periods shown, (2) you redeem your shares at the end of those periods, (3) your investment has a 5% return each year and (4) the Portfolios' operating expenses remain the same. Although your actual costs may be higher or lower, based on the assumptions your costs would be:


                                            1 Year            3 Years           5 Years          10 Years
                                            ------            -------           -------          --------

U.S. Treasury                               $57               $179              $313             $701
Portfolio

Domestic Prime                              $51               $160              $280             $628
Portfolio

Tax Exempt                                  $50               $157              $274             $616
Portfolio

                                    ADDITIONAL INVESTMENT AND RISK INFORMATION

                                              U.S. TREASURY PORTFOLIO

Under normal market conditions, the Portfolio invests at least 65% of its total assets in U.S. Treasury obligations including U.S. Treasury bills, notes and bonds, which principally differ only in their interest rates, maturities and times of issuance, and repurchase agreements which are collateralized by U.S. Treasury obligations. The Portfolio may also engage in reverse repurchase agreements.




Interest on U.S. Treasury obligations is specifically exempted from state and local income taxes under federal law. While shareholders in the U.S. Treasury Portfolio do not directly receive interest on U.S. Treasury obligations, the dividends from the Portfolio are derived primarily from such interest. Interest income derived from repurchase agreements is not considered to be income derived from U.S. Treasury obligations and is not exempt from state and local income taxes.

Some  states  require  that,  in  order  for the  tax  exempt  character  of the
Portfolio's   interest  from  U.S.  Treasury  obligations  to  pass  through  to shareholders, the Portfolio must maintain specified minimum levels of U.S. Treasury obligation investments. If a state's requirement is not met, then none of the Portfolio's interest income would be tax exempt in that state. While the Portfolio does not specifically limit the amount of repurchase agreements which the Portfolio can enter into (other than the requirement that 65% of the Portfolio's total assets be invested in U.S. Treasury obligations and repurchase agreements collateralized by U.S. Treasury obligations), the Portfolio will endeavor to maintain the levels necessary to preserve the pass-through of the Portfolio's tax exempt interest income from U.S. Treasury obligations. These state requirements may change and investors should consult their own tax advisors regarding these state tax issues.

                                             DOMESTIC PRIME PORTFOLIO

The Portfolio will invest primarily in United States Government obligations, bank obligations including certificates of deposit and bankers' acceptances, and commercial paper and other short-term domestic corporate obligations. Short-term domestic corporate obligations include corporate bonds, variable amount master demand notes and participations in corporate loans, with maturities of 397 days or less. For a further description of the obligations in which the Portfolio may invest, including the liquidity of participations in corporate loans, see "Investments and Investment Techniques Common to Two or More Portfolios" in the Statement of Additional Information.

The Portfolio will only purchase high quality domestic money market instruments that have been determined by the Fund's Board of Directors to present minimal credit risk and that are "First Tier Eligible Securities" at the time of acquisition so that the Portfolio is able to employ the amortized cost method of valuation. Because interest rates on fixed rate investments fluctuate in response to economic factors, the value of the Portfolio's investments generally increases as short-term interest rates fall and decreases as short-term interest rates rise.

                                               TAX EXEMPT PORTFOLIO

The Portfolio intends to invest all of its assets in tax exempt obligations and in no event shall invest less than 80% of its total assets in tax exempt obligations; however, it reserves the right to invest up to 20% of its total assets in taxable obligations (including securities the interest income on which may be subject to alternative minimum tax). Such tax exempt obligations will consist of high quality municipal securities (including municipal bonds, municipal notes and municipal leases) which, in the opinion of bond counsel at the date of issuance, earn interest exempt from federal income tax and which have effective maturities of 397 days or less. Interest on these securities may be subject to state and local taxes.

The  Portfolio   will  only  purchase  high  quality  tax  exempt  money  market instruments that have been determined by the Fund's Board of Directors to present minimal credit risk and that are "Eligible Securities" at the time of acquisition so that the Portfolio is able to employ the amortized cost method of valuation. Interest income of the Portfolio will not be exempt from federal income tax with respect to the following:

      taxable obligations
      municipal obligations that the IRS has successfully asserted are not tax exempt obligations

Payment of interest and preservation of capital are dependent on the continuing ability of issuers and/or obligors of municipal and public authority debt obligations to meet their payment obligations. Special factors may negatively affect the value of municipal securities, and, as a result, the Portfolio's share price. These factors include political or legislative changes, uncertainties relating to the tax status of the securities or the rights of investors in the securities. For a detailed description of municipal bonds, municipal notes, municipal leases and other municipal obligations and the quality requirements applicable to such obligations, see "Investments and Investment Techniques Common to Two or More Portfolios" in the Statement of Additional Information.

                                           MANAGEMENT OF THE PORTFOLIOS

The Advisor. The Advisor, located at One Corporate Center, Rye, NY 10580, is a Delaware limited liability company organized in 1997 and is the successor company to Gabelli-O'Connor Fixed Income Mutual Fund Management Co. formed in 1987. Through its portfolio management team, the Advisor makes investment decisions for the Portfolios and continuously reviews and administers the Portfolios' investment programs under the supervision of the Fund's Board of Directors.

As compensation for its services and the related expenses borne by the Advisor, for the fiscal year ended October 31, 1999, the Portfolios paid the Advisor a fee equal to .30% of the value of the Portfolios' average daily net assets. Any portion of the total fees received by the Advisor may be used by the Advisor to provide shareholder and administrative services and for distribution of Portfolio shares.

The Distributor. As of March 1, 2000, Gabelli & Company, Inc. (the "Distributor") will serve as the Fund's distributor. Its address is One Corporate Center, Rye, NY 10580. Prior to March 1, 2000, Gabelli Fixed Income Distributors, Inc. served as the Fund's distributor. Both entities are affiliated with the parent company of the Adviser.

Distribution Arrangements. The Portfolios have each adopted a distribution and service plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. Rule 12b-1 provides that an investment company which bears any direct or indirect expense of distributing its shares must do so only in accordance with a plan permitted by Rule 12b-1. There are no fees or expenses chargeable to the Portfolios under the Plans, and the Fund's Board of Directors has adopted the Plans in case certain expenses of the Portfolios might be considered to constitute indirect payment by the Portfolios of distribution expenses. If a payment of advisory fees by the Fund to the Advisor should be deemed to be indirect financing by the Fund of the distribution of its shares, such payments are authorized by the Plans.

The Plans provide that the Advisor may make payments from time to time from its own resources, which may include the advisory fee and past profits, to pay promotional and administrative expenses in connection with the offer and sale of shares of the Portfolios, including payments to participating organizations for performing shareholder servicing and related administrative functions and for providing assistance in distributing the Fund's shares. The Advisor, in its sole discretion, will determine the amount of such payments made pursuant to the Plans, provided that such payments will not increase the amount which a Portfolio is required to pay to the Advisor for any fiscal year under its investment advisory agreement in effect for the year.

                                                PURCHASE OF SHARES

You can purchase the Portfolios' shares on any day the New York Stock Exchange ("NYSE") is open for trading (a "Business Day"). You may purchase shares through the Distributor or through organizations that have special arrangements with the Fund ("Participating Organizations"). Participating Organizations may charge additional fees and may require higher or lower minimum investments or impose other limitations on buying and selling shares.

          By Mail or In Person. You may open an account by mailing a completed subscription order form with a check or money order payable to "The Treasurer's Fund, Inc.":

         By Mail                                     By Personal Delivery
         The Treasurer's Fund, Inc.                  The Treasurer's Fund, Inc.
         P.O. Box 8308                               c/o BFDS
         Boston, MA 02266-8308                       66 Brooks Drive
                                                     Braintree, MA  02184

         You can obtain a subscription order form by calling 1-800-GABELLI (1-800-422-3554). Checks made payable to a third party and endorsed by the depositor are not acceptable. For additional investments, send a check to the above address with a note stating your exact name and account number, and the name of the Portfolio(s) you wish to purchase.

By Bank Wire. To open an account using the bank wire system, first telephone the Fund at 1-800-GABELLI (1-800-422-3554) to obtain a new account number. Then instruct a Federal Reserve System member bank to wire funds to:

                                            State Street Bank and Trust Company
                                           225 Franklin Street, Boston, MA 02110
                                                      ABA #011-0000-28
                                             Re:  The Treasurer's Fund, Inc.
                                             REF DDA #99046187
                                             Re:  Name of Portfolio
                                             Account #__________
                                             Account of [Registered Owners]

         If you are making an initial purchase, you should also complete and mail a subscription order form to the address shown under "By Mail." Note that banks may charge fees for wiring funds, although State Street Bank and Trust Company ("State Street") will not charge you for receiving wire transfers. If your wire is received by the Fund before noon, Eastern Time, you will begin earning dividends on the day of receipt.

Through A Participating Organization. You may purchase shares from a Participating Organization. The Participating Organization will transmit a purchase order and payment to State Street on your behalf. Participating Organizations may send you confirmations of your transactions and periodic account statements showing your investments in the Fund.

Share Price. The Portfolios sell their shares at the net asset value next determined after the Fund receives your completed subscription order form and your payment in Federal funds. See "Pricing of Portfolio Shares" for a description of the calculation of net asset value.

Minimum Investments. Your minimum initial investment must be at least $3,000. See "Retirement Plans" and "Automatic Investment Plan" regarding minimum investment amounts applicable to such plans. There is no minimum for subsequent investments. Participating Organizations may have different minimum investment requirements.

------------------------------------------------------------------------------
Retirement Plans. The Fund has available a form of IRA and a "Roth" IRA for investment in the Portfolios' shares that may be obtained from the Distributor by calling 1-800-GABELLI (1-800-422-3554). Self-employed investors may purchase shares of the Portfolios through tax deductible contributions to existing retirement plans for self-employed persons, known as "Keogh" or "H.R.-10" plans. The Fund does not currently act as a sponsor to such plans. Portfolio shares may also be a suitable investment for other types of qualified pension or profit-sharing plans which are employer sponsored, including deferred compensation or salary reduction plans known as "401(k) Plans." The minimum initial investment in all such retirement plans is $500. There is no minimum initial subsequent investment requirement for retirement plans. The Tax Exempt Money Market Portfolio does not accept investments for retirement plans.
------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Automatic Investment Plan. The Portfolios offer an automatic monthly investment plan. There is no minimum monthly investment for accounts establishing an automatic investment plan. Call 1-800-GABELLI (1-800-422-3554) for more details about the plan.
------------------------------------------------------------------------------

Telephone Investment Plan. You may purchase additional shares of the Portfolios by telephone if your bank is a member of the Automated Clearing House ("ACH") system. You must also have a completed, approved Investment Plan application on file with the Fund's transfer agent. There is a minimum of $100 for each telephone investment. To initiate an ACH Purchase, please call 1-800-GABELLI (1-800-422-3554) or 1-800-872-5365.

General. The Fund will not issue share certificates. The Fund reserves the right to (i) reject any purchase order if, in the opinion of the Fund's management, it is in the Fund's best interest to do so and (ii) suspend the offering of shares for any period of time.

                                               REDEMPTION OF SHARES

You can redeem shares of the Portfolios on any Business Day without a redemption fee. The Portfolios may temporarily stop redeeming their shares when the NYSE is closed or trading on the NYSE is restricted, when an emergency exists and the Portfolios cannot sell their shares or accurately determine the value of their assets, or if the Securities and Exchange Commission ("SEC") orders the Portfolios to suspend redemptions.

The Portfolios redeem their shares at the net asset value next determined after the Portfolios receive your redemption request. See "Pricing of Fund Shares" for a description of the calculation of net asset value.

You may redeem shares through the Distributor, or through Participating Organizations.

          By Letter.  You may mail a letter requesting  redemption of shares to:
         The Treasurer's Fund, Inc., P.O. Box 8308, Boston, MA 02266-8308. Your letter should state the name of the Portfolio(s), the dollar amount or number of shares you are redeeming and your account number. You must sign the letter in exactly the same way the account is registered, and if there is more than one owner of shares, all must sign. A signature guarantee is required for each signature on your redemption letter. You can obtain a signature guarantee from financial institutions such as commercial banks, brokers, dealers and savings associations. A notary public cannot provide a signature guarantee.

          By Telephone. You may redeem your shares in a direct registered account by calling either 1-800-422-3554 or 1-800-872-5365
         (617-328-5000 from outside the United States), subject to a $25,000 limitation. You may not redeem shares held through an IRA by telephone. If State Street properly acts on telephone instructions and follows reasonable procedures to protect against unauthorized transactions, neither State Street nor the Fund will be responsible for any losses due to telephone transactions. You may be responsible for any fraudulent telephone order in your account as long as State Street or the Fund takes reasonable measures to verify the order. You may request that redemption proceeds be mailed to you by check (if your address has not changed in the prior 30 days), forwarded to you by bank wire or invested in another mutual fund advised by the Advisor (see "Exchanges of Shares" below).

         1. Telephone Redemption By Check. The Fund will make checks payable to the name in which the account is registered and normally will mail the check to the address of record within seven days.

         2. Telephone Redemption By Wire. The Fund accepts telephone requests for wire redemption in amounts of at least $1,000. The Fund will send a wire to either a bank designated on your subscription order form or on a subsequent letter with a guaranteed signature. The proceeds are normally wired on the next Business Day. If you wish your bank to receive a wire on the day you place the telephone request, you must call the Fund by noon (New York time).

          Through a Participating Organization. You may redeem shares through a Participating Organization which will transmit a redemption order to State Street on your behalf. A redemption request received from a Participating Organization will be effected at the net asset value next determined after State Street receives the request.

Through the Automatic Cash Withdrawal Plan. You may automatically redeem shares on a monthly, quarterly or annual basis. Please call the Distributor at 1-800-GABELLI (1-800-422-3554) for more information.




          By Check Draft. You may write checks on your account in the amount of $500 or more. Simply request the check writing service on your subscription order form and the Fund will send you checks. The Fund will not honor a check if (1) you purchased shares by check and the check has not cleared, (2) the check would close out your account, (3) the amount of the check is higher than funds available in your account,
         (4) the check is written for less than $500, or (5) the check contains an irregularity in the signature or otherwise. The Fund may change or terminate the check-writing service at any time.

Involuntary Redemption. The Fund may redeem all shares in your account (other than an IRA account) if their value falls below $3,000 as a result of redemptions (but not as a result of a decline in net asset value). You will be notified in writing and allowed 30 days to increase the value of your shares to at least $3,000.

Redemption Proceeds. If you request redemption proceeds by check, the Fund will normally mail the check to you within seven days after it receives your redemption request. If you purchased your Portfolio shares by check, you may not receive proceeds from your redemptions until the check clears, which may take up to 15 days following purchase. While the Fund will delay the processing of the redemption until the check clears, your shares will be valued at the next determined net asset value after receipt of your redemption request.

                                                EXCHANGE OF SHARES

You may exchange your shares in one Portfolio for shares in another Portfolio of the Fund or for shares of any other open-end fund managed by the Advisor or its affiliates, and offered for sale in your state, based on their relative asset values. The Fund also offers an automatic monthly exchange privilege. To obtain a list of the funds whose shares you may acquire through exchange or details on the automatic monthly exchange privilege call 1-800-GABELLI (1-800-422-3554).

In effecting an exchange:
o you must meet the minimum purchase requirements for the fund whose shares you purchase through exchange.

o if you are exchanging into shares of a fund with a sales charge, you must pay the sales charge at the time of exchange.

o    you may realize a taxable gain or loss.

o    you  should  read  the  prospectus  of  the  fund  whose  shares  you  are
     purchasing.   Call   1-800-GABELLI
     (1-800-422-3554) to obtain the prospectus.

You may exchange shares by telephone, by mail or through a Participating Organization.

Exchanges by Telephone. You may give exchange instructions by telephone by calling 1-800-GABELLI (1-800-422-3554). You may not exchange shares by telephone if you hold share certificates.

Exchanges by Mail. You may send a written request for exchanges to: The Treasurer's Fund, Inc., P.O. Box 8308, Boston, MA 02266-8308. State your name, your account number, the dollar value or number of shares you wish to exchange, the name of the fund whose shares you wish to exchange, and the name of the fund whose shares you wish to acquire.

Exchanges through the Internet. You may also give exchange instructions via the Internet at www.gabelli.com.

We may modify or terminate the exchange privilege at any time. You will be given notice 60 days prior to any material change in the exchange privilege.




                                            PRICING OF PORTFOLIO SHARES

The Portfolios' net asset value per share is calculated on each Business Day. The NYSE is currently scheduled to be closed on New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day and on the preceding Friday or subsequent Monday when a holiday falls on a Saturday or Sunday, respectively.

Each Portfolio's net asset value is determined at noon (Eastern Time) and as of the close of regular trading on the NYSE, normally 4:00 p.m., Eastern Time, and is computed by dividing the value of the Portfolio's net assets (i.e. the value of its securities and other assets less its liabilities, including expenses payable or accrued but excluding capital stock and surplus) by the total number of its shares outstanding at the time the determination is made. The Portfolios each use the amortized cost method of valuing their portfolio securities to maintain a constant net asset value of $1.00 per share. Under this method of valuation, the Portfolios value their portfolio securities at their cost at the time of purchase and not at market value, thus minimizing fluctuations in value due to interest rate changes or market conditions.

                                            DIVIDENDS AND DISTRIBUTIONS

Dividends of net investment income for each Portfolio will be declared daily on each Business Day and paid monthly, and distributions of capital gains for the Portfolios, if any, will be paid annually. All dividends and distributions will be automatically reinvested for your account at net asset value in additional shares of the Portfolio(s) unless you request otherwise. To elect cash distributions, notify the Fund at The Treasurer's Fund, Inc., P.O. Box 8308, Boston, MA 02266-8308 or by telephone at 1-800-422-3554.

                                                  TAX INFORMATION

The Portfolios expect that their distributions will consist primarily of net investment income or, if any, short-term capital gains as opposed to long-term capital gains. With respect to the U.S. Treasury and Domestic Prime Portfolios, dividends (including distributions from net investment income and short-term capital gains) are taxable as ordinary income. With respect to the Tax Exempt Portfolio, distributions of tax exempt income are not subject to regular federal income tax, but may be subject to the alternative minimum tax, and distributions of interest on taxable obligations, as well as any market discount or net short-term capital gains, are taxable as ordinary income. Depending on your residence for tax purposes, distributions also may be subject to state and local taxes, including withholding taxes. With respect to the U.S. Treasury Portfolio, distributions of interest on U.S. government obligations may be exempt from state and local taxes. Dividends and distributions are treated in the same manner for federal income tax purposes whether you receive them in cash or in additional shares.
Foreign shareholders generally will be subject to federal withholding tax.

This summary of tax consequences is intended for general information only. You should consult a tax advisor concerning the tax consequences of your investment in the Portfolios.

                                               FINANCIAL HIGHLIGHTS

The Gabelli Cash Management Class of the Portfolios that is discussed in this Prospectus has not been previously offered and therefore does not have a previous financial history.





                                                 [BACK COVER PAGE]
                                           Gabelli Cash Management Class
                                                        of
                                            The Treasurer's Fund, Inc.

                                       U.S. Treasury Money Market Portfolio
                                       Domestic Prime Money Market Portfolio
                                         Tax Exempt Money Market Portfolio

For More Information:
For more information about the Portfolios, the following documents are available free upon request:

Annual/Semi-annual Reports:
The  Portfolios'   semi-annual  and  annual  reports  to  shareholders   contain
additional information on the Portfolios' investments.

Statement of Additional Information (SAI):
The SAI provides more detailed information about the Portfolios, including their operations and investment policies. It is incorporated by reference and is legally considered a part of this Prospectus.

------------------------------------------------------------------------------

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You can get free copies of these  documents and  prospectuses  of other funds in the Gabelli family, or request other information and discuss your questions about the Portfolios by contacting:

-------------------------------------------------------------------------------
                                            The Treasurer's Fund, Inc.
-----------------------------------------------------------------------------
                                               One Corporate Center
                                                   Rye, NY 10580
                                     Telephone: 1-800-GABELLI (1-800-422-3554)
                                                  www.gabelli.com


You can review the Portfolios' reports and SAI at the Public Reference Room of the Securities and Exchange Commission. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. You can get text-only copies: o For a fee, by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102 or by calling 1-202-942-8090, or by electronic request at the following email address: publicinfo@sec.gov.

o    Free from the Commission's Website at http://www.sec.gov





(Investment Company Act file no. 811-5347)